Exhibit 10.39
Dr Daryl Granner
Vanderbilt University Medical Centre
707 Light Hall
Nashville
Tennessee 37232
USA
1st January 2008
Dear Sirs
Scientific Advisory Board and Consulting Agreement, dated as of 10th February 2006 between Prosidion Limited and Dr Daryl Granner (the “Agreement”)
This letter will serve as notice of our desire to renew the term of the Agreement for an additional twelve-month period, from 1st January 2008 through to 31st December 2008. All other terms and conditions of the Agreement will remain in full force and effect.
Please indicate your agreement to the foregoing by having both copies of this letter signed by an authorized representative of your company and returning one original, fully signed copy for the attention of Sian Bishop, General Counsel to the address listed above.

SIGNED for and on behalf of: PROSIDION LIMITED

By:	/s/ Anker Lundemose (Signature)
Dr. A. Lundemose (Name Printed)
1st January 2008
(Date)

ACCEPTED AND AGREED: DR DARYL GRANNER

By:	/s/ Darryl K. Granner (Signature)
Daryl K. Granner (Name Printed)
1-09-08 (Date)